Shenandoah Telecommunications Company
Consolidating income statement by segment
For the three months ended June 30, 2008
(dollars in thousands)

	Wireless	Wireline	Cable	Other	Eliminations	Consolidated

External Revenues:
Service revenues	22,510	3,273	1,197	—	—	26,980
Access charges	—	2,320	—	—	—	2,320
Facilities and tower lease	1,006	1,652	—	—	—	2,658
Equipment	1,511	58	15	—	—	1,584
Other	1,710	957	100	—	—	2,767

Total external revenues	26,737	8,260	1,312	—	—	36,309
internal revenues	604	2,861	8	—	(3,473)	—

Total Operating Revenues	27,341	11,121	1,320	—	(3,473)	36,309

Cost of goods and services, exclusive of depreciation and amortization shown separately below	8,131	3,842	932	94	(3,031)	9,967

Selling,general & administrative, exclusive of depreciation and amortization shown separately below	3,634	1,958	331	773	(442)	6,255
Depreciation and amortization	4,202	1,864	262	72	—	6,400

Total Operating Expenses	15,967	7,664	1,525	939	(3,473)	22,622

Operating Income	11,374	3,457	(205)	(939)	(0)	13,687

Non-operating income (expense)	170	86	8	711	(606)	369
Interest (expense)	(118)	(121)	(66)	(647)	606	(346)

Income (loss) from continuing operations before income taxes	11,426	3,422	(263)	(875)	(0)	13,710

Income taxes	4,711	1,306	(100)	(277)	—	5,640

Net income (loss) from continuing operations	6,715	2,116	(163)	(598)	(0)	8,070

Shenandoah Telecommunications Company
Consolidating income statement by segment
For the three months ended September 30, 2008
(dollars in thousands)

	Wireless	Wireline	Cable	Other	Eliminations	Consolidated

External Revenues:
Service revenues	24,240	3,249	1,187	—	—	28,676
Access charges	—	2,968	—	—	—	2,968
Facilities and tower lease	1,017	1,576	—	—	—	2,593
Equipment	1,409	433	19	—	—	1,861
Other	254	943	113	—	—	1,310

Total external revenues	26,920	9,169	1,319	—	—	37,408
internal revenues	606	2,789	8	—	(3,403)	—

Total Operating Revenues	27,526	11,958	1,327	—	(3,403)	37,408

Cost of goods and services, exclusive of depreciation and amortization shown separately below	8,533	4,082	902	98	(2,953)	10,662

Selling,general & administrative, exclusive of depreciation and amortization shown separately below	4,557	1,883	383	1,351	(450)	7,724
Depreciation and amortization	4,200	1,887	265	73	—	6,425

Total Operating Expenses	17,290	7,852	1,550	1,522	(3,403)	24,811

Operating Income	10,236	4,106	(223)	(1,522)	—	12,597

Non-operating income (expense)	129	29	(14)	374	(751)	(233)
Interest (expense)	(85)	(114)	(68)	(587)	751	(103)

Income (loss) from continuing operations before income taxes	10,280	4,021	(305)	(1,735)	—	12,261

Income taxes	4,274	1,516	(115)	(856)	—	4,819

Net income (loss) from continuing operations	6,006	2,505	(190)	(879)	—	7,442

Shenandoah Telecommunications Company
Consolidating income statement by segment
For the three months ended December 31, 2008
(dollars in thousands)

	Wireless	Wireline	Cable	Other	Eliminations	Consolidated

External Revenues:
Service revenues	24,347	3,292	2,001	—	—	29,640
Access charges	—	2,173	—	—	—	2,173
Facilities and tower lease	1,063	1,517	—	—	—	2,580
Equipment	994	50	5	—	—	1,049
Other	601	938	139	—	—	1,678

Total external revenues	27,005	7,970	2,145	—	—	37,120
internal revenues	606	2,883	8	—	(3,497)	—

Total Operating Revenues	27,611	10,853	2,153	—	(3,497)	37,120

Cost of goods and services, exclusive of depreciation and amortization shown separately below	10,155	3,861	1,460	95	(3,042)	12,529

Selling,general & administrative, exclusive of depreciation and amortization shown separately below	4,797	1,786	563	826	(455)	7,517
Depreciation and amortization	4,588	2,169	466	84	—	7,307

Total Operating Expenses	19,540	7,816	2,489	1,005	(3,497)	27,353

Operating Income	8,071	3,037	(336)	(1,005)	—	9,767

Non-operating income (expense)	(112)	(97)	(19)	171	(475)	(532)
Interest (expense)	(96)	(129)	(59)	(417)	475	(226)

Income (loss) from continuing operations before income taxes	7,863	2,811	(414)	(1,251)	—	9,009

Income taxes	3,120	1,056	(160)	(360)	—	3,656

Net income (loss) from continuing operations	4,743	1,755	(254)	(891)	—	5,353

Shenandoah Telecommunications Company
Consolidating income statement by segment
For the year ended December 31, 2007
(dollars in thousands)

	Wireless	Wireline	Cable	Other	Eliminations	Consolidated

External Revenues:
Service revenues	80,099	13,141	4,573	—	—	97,813
Access charges	—	10,765	—	—	—	10,765
Facilities and tower lease	3,704	5,989	—	—	—	9,693
Equipment	5,015	341	33	—	—	5,389
Other	2,436	3,849	420	—	—	6,705

Total external revenues	91,254	34,085	5,026	—	—	130,365
internal revenues	2,216	10,036	32	—	(12,284)	—

Total Operating Revenues	93,470	44,121	5,058	—	(12,284)	130,365

Cost of goods and services, exclusive of depreciation and amortization shown separately below	30,017	16,261	4,161	741	(10,556)	40,624
Selling,general & administrative, exclusive of depreciation and amortization shown separately below	15,987	9,293	1,660	4,389	(1,728)	29,601
Depreciation and amortization	16,030	6,138	1,050	235	—	23,453

Total Operating Expenses	62,034	31,692	6,871	5,365	(12,284)	93,678

Operating Income	31,436	12,429	(1,813)	(5,365)	—	36,687

Non-operating income (expense)	655	746	—	3,883	(2,823)	2,461
Interest (expense)	(609)	(346)	(273)	(3,468)	2,823	(1,873)

Income (loss) from continuing operations before income taxes	31,482	12,829	(2,086)	(4,950)	—	37,275

Income taxes	13,260	4,718	(826)	(2,041)	—	15,111

Net income (loss) from continuing operations	18,222	8,111	(1,260)	(2,909)	—	22,164

Shenandoah Telecommunications Company
Consolidating income statement by segment
For the year ended December 31, 2008
(dollars in thousands)

	Wireless	Wireline	Cable	Other	Eliminations	Consolidated

External Revenues:
Service revenues	92,149	13,081	5,592	—	—	110,822
Access charges	—	9,954	—	—	—	9,954
Facilities and tower lease	4,074	6,398	—	—	—	10,472
Equipment	5,214	625	56	—	—	5,895
Other	3,038	3,790	453	—	—	7,281

Total external revenues	104,475	33,848	6,101	—	—	144,424
internal revenues	2,410	11,506	32	—	(13,948)	—

Total Operating Revenues	106,885	45,354	6,133	—	(13,948)	144,424

Cost of goods and services, exclusive of depreciation and amortization shown separately below	35,735	15,586	4,205	402	(12,154)	43,774
Selling,general & administrative, exclusive of depreciation and amortization shown separately below	17,623	7,354	1,594	3,793	(1,794)	28,570
Depreciation and amortization	17,214	7,666	1,250	304	—	26,434

Total Operating Expenses	70,572	30,606	7,049	4,499	(13,948)	98,778

Operating Income	36,313	14,748	(916)	(4,499)	—	45,646

Non-operating income (expense)	264	(1)	(38)	1,523	(2,387)	(639)
Interest (expense)	(383)	(470)	(256)	(2,287)	2,387	(1,009)

Income (loss) from continuing operations before income taxes	36,194	14,277	(1,210)	(5,263)	—	43,998

Income taxes	14,851	5,413	(462)	(2,133)	—	17,669

Net income (loss) from continuing operations	21,343	8,864	(748)	(3,130)	—	26,329